                                                                   EXHIBIT 10.58


                        NOTICE OF TERMINATION OF LEASE
                        ------------------------------


  Notice is hereby given that the lease dated as of April 3, 1992 (as amended, the "Lease") by and between Massachusetts Institute of Technology, a Massachusetts educational corporation, as Lessor, and Lifeline Systems, Inc., a Massachusetts corporation, as Lessee, notice of which Lease was filed with the Middlesex Southern Registry District of the Land Court as Document No. 866322, and noted on Certificate of Title No. 89497, as amended, has been terminated effective as of ___________, 1999 by agreement of the parties. This Notice of Termination of Lease may be executed in counterparts, each of which shall be an original instrument but all of which together shall constitute one and the same instrument


  Executed under seal as of the 29th day of January, 1999.



  LESSOR:                          MASSACHUSETTS INSTITUTE OF
                                   TECHNOLOGY


                                   By: /s/ Allan S. Bufferd
                                       -------------------------
                                       Name: Allan S. Bufferd
                                       Title: Treasurer


  LESSEE:                          LIFELINE SYSTEMS, INC.



                                   By: /s/ Dennis M. Hurley
                                       -------------------------
                                       Name: Dennis M. Hurley
                                       Title: Vice President Finance/
                                              Chief Financial Officer
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                         COMMONWEALTH OF MASSACHUSETTS


COUNTY OF MIDDLESEX, ss.                               February 1, 1999


     Then personally appeared the above named Allan S. Bufferd, the Treasurer of Massachusetts Institute of Technology, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of said corporation, as aforesaid, before me.

                                    /s/ Alexandra Griffin Arnold
                                    -------------------------------------
                                    Notary Public
                                    My Commission Expires: March 29, 2002



                         COMMONWEALTH OF MASSACHUSETTS

COUNTY OF MIDDLESEX, ss.                                   February 2, 1999


     Then personally appeared the above named Dennis Hurley, the Vice President/Chief Financial Officer of Lifeline Systems, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of said corporation, as aforesaid, before me.

                                    /s/
                                    -------------------------------------
                                    Notary Public
                                    My Commission Expires:

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